                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 23, 2002

                               VIEWCAST.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                       000-29020             75-2528700
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    I.R.S. Employer
 incorporation or organization)                              Identification No.)


         2665 VILLA CREEK DR., SUITE 200, DALLAS, TX              75234
          ----------------------------------------              ----------
          (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code:     972-488-7200
                                                          -------------------

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ITEM 5.  OTHER EVENTS

(a) The press release dated January 23, 2002 describing the extension of the Expiration Date and lowering of the Exercise Price of the Company's public and public equivalent common stock purchase warrants is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
         (None)

(b)      PRO FORMA FINANCIAL INFORMATION
         (None)

(c)      EXHIBITS

         4(g) Notice of Extension of Warrant Expiration Date and Exercise Price Adjustment

         99.1   Press Release dated January 23, 2002


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                                   SIGNATURES


Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ViewCast.com, Inc.
                                        ------------------
                                           (Registrant)



                                        BY:
Date: January 23, 2002                  /s/ Laurie L. Latham
                                        ---------------------------
                                        Laurie L. Latham
                                        Chief Financial Officer
                                        Principal Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
4(g)            Notice of Extension of Warrant Expiration Date and Exercise
                Price Adjustment

99.1            Press Release dated January 23, 2002


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